                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:  May 20, 1998



                                NCR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          MARYLAND                    001-00395              31-0387920
(STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)



                   1700 S. PATTERSON BLVD., DAYTON, OH 45479
                                (937) 445-5000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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Item 5.  Other Events

    The Registrant's news release dated May 20, 1998, with respect to its announcement that BEA Systems, Inc. will acquire NCR Corporation's TOP END(R) Enterprise Middleware product family, is attached and incorporated herein by reference.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         NCR Corporation

Date:  June 2, 1998                      By: /s/ John L. Giering
                                             ---------------------------
                                             John L. Giering, Senior
                                             Vice President and Chief
                                             Financial Officer


NCR CORPORATION
INVESTOR RELATIONS DEPARTMENT
Tel: 937-445-5905
Fax: 937-445-5541

HTTP://WWW.NCR.COM